Exhibit 10.1

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of May 11, 2015, by and between SQUARE 1 BANK (“Bank”) and EVOKE PHARMA, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 28, 2014 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 6.7(b) of the Agreement is hereby amended and restated, as follows:

(b)Phase III Enrollment Milestone.  On or before November 1, 2015, Borrower shall achieve at least 75% enrollment in Borrower’s EVK-001 Phase III trial (METO-IN-003) for female participants.

2)	Section 6.7(c) of the Agreement is hereby amended and restated, as follows:

(c)Phase III Results.  On or before March 1, 2016, Borrower shall receive positive (as reasonably determined based on similarly situated companies completing Phase III trials) results from its EVK-001 Phase III trial (METO-IN-003).

3)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)

Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date).

5)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)	this Amendment, duly executed by Borrower;
b)	payment of a $1,000 facility fee, which may be debited from any of Borrower’s accounts;

c)	payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses in the documentation of this Amendment, which may be debited from any of Borrower's accounts; and
d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Evoke Pharma, Inc. – 1st Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

EVOKE PHARMA, INC.	Square 1 Bank
By: /s/David A. Gonyer	By: /s/ Evan Travis
Name: David A. Gonyer Its: President and CEO	Name: Evan Travis Its: VP

[Signature Page to the First Amendment to Loan and Security Agreement]

Evoke Pharma, Inc. – 1st Amendment to LSA